UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295 Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on May 19, 2021 to allow our stockholders to vote on the following proposals:

Proposal 1: Election of Directors.

All of our Directors were re-elected and received the following votes:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Dorika M. Beckett	26,158,994	56,165	237	428,858
Christopher D. Farrar	26,165,509	49,577	310	428,858
Alan H. Mantel	26,118,407	96,651	338	428,858
John P. Pitstick	26,159,281	55,777	338	428,858
John A. Pless	25,820,142	394,916	338	428,858
Joy L. Schaefer	26,127,435	87,724	237	428,858
Michael W. Chiao	26,118,581	96,482	333	428,858

Proposal 2: Vote on the Frequency of Future Advisory Votes on Executive Compensation.

Our shareholders voted as noted below, on an advisory basis, to hold our vote on executive compensation every year.  Our Board of Directors, the Compensation Committee of our Board and our executive officers intend to allow our shareholder to vote on executive compensation ever year.

Number of Votes
Every Year	26,176,085
Every Two Years	6,810
Every Three Years	25,832
Abstain	6,669

Proposal 3:  The approval of our named executive officers' compensation on an advisory basis, including the following resolution:

Resolved, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure is approved.

Our shareholders voted as noted below and approved the resolution and our 2020 executive compensation.

Number of Votes
For	23,356,736
Against	837,716
Abstain	2,020,944
Broker Non-Votes	428,858

Proposal 4.  The ratification of KPMG LLP as our independent auditor for 2021.

Our shareholders ratified KPMG LLP as our independent auditor for 2021 with the following votes:

Number of Votes
For	26,606,336
Against	30,892
Abstain	7,026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

May 21, 2021	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary

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